UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/01/2011

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 1, 2011, Dynavax Technologies Corporation (the "Company") held its 2011 Annual Meeting of Stockholders (the "Annual Meeting"), at the Company's executive office in Berkeley, California. A total of 116,013,519 shares of the Company's common stock were entitled to vote as of April 4, 2011, the record date for the Annual Meeting. There were 103,550,230 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1. Election of Directors.

Daniel Kisner, M.D., J. Tyler Martin, M.D. and Stanley A. Plotkin, M.D. were elected as Directors of the Company to hold office until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified as follows:
Nominee        Votes Cast For        Votes Witheld        Broker Non-Votes
Daniel Kisner, M.D.            82,697,044                 401,330              20,451,856
J. Tyler Martin, M.D.            82,673,185                 425,189              20,451,856
Stanley A. Plotkin, M.D.    52,555,978              30,542,396              20,451,856

Proposal 2. Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company's proxy statement for the 2011 Annual Meeting of Stockholders. This proposal was approved as follows:

For               Against        Abstain        Broker Non-Votes

82,496,513        560,496        41,365        20,451,856

Proposal 3. Indication, on an Advisory Basis, of the Preferred Frequency of the Advisory Vote on Compensation of the Named Executive Officers.

With respect to the advisory vote on the preferred frequency of future advisory votes on the compensation of the Company's named executive officers, "Every 3 Years" was indicated as the preferred frequency. The votes were as follows:
Every 3 Years        Every 2 Years        Every Year        Abstain        Broker Non-Votes
57,310,551            553,793                     25,148,202         85,828        20,451,856

Proposal 4. Appointment of Independent Registered Public Accounting Firm.

The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011 was approved as follows:
For                 Against        Abstain
100,095,257        3,419,547        35,426

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: June 03, 2011	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President